Conduit Pharma

CORPORATE PRESENTATION

November 2022

DISCLAIMER

Use of this investor presentation ("Investor Presentation") is governed by the terms of the previously executed Confidentiality Agreement which strictly limits the use, circulation and copying of the information embodied herein. Any person in possession of this Investor Presentation (the "Recipient") should familiarize himself or herself with such Confidentiality Agreement before reading, circulating or using the Investor Presentation.

Upon request, the Recipient will promptly return to Conduit Pharma Limited ("Conduit," "Conduit Pharma," or the "Company") all material received without retaining any copies thereof and will destroy any information derived from the material.

This Investor Presentation and all other information supplied should not be copied, reproduced or distributed to others at any time without the prior written consent of Conduit (other than to directors, officers, employees and professional advisers of the Recipient who need to know the confidential information contained therein, and then only to the extent necessary for the purpose of evaluating whether or not and on what terms the Recipient might proceed with a more detailed review of the matters discussed in the Investor Presentation and provided that such persons undertake the same responsibilities as set out herein).

It is a condition of the provision of this information that the confidentiality obligations into which you have entered are made known to anyone to whom the information is properly given, and that party must agree to be bound in similar terms. The information contained herein is being supplied as a guide only and prospective investors must make their own investigations and must satisfy themselves as to the condition and prospects of the Company's business and the accuracy and completeness of the statements contained herein.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. This Investor Presentation contains forward-looking, unaudited statements and forecasts concerning the plans, intentions, strategies, expectations, predictions, and financial forecasts concerning the future activities and results of operations of the Company as well as other future events or conditions. The Company's actual results or activities or actual events or conditions could differ materially from those estimated or forecasted in such forward-looking statements due to a variety of factors, some of which may be beyond the control of the Company. It is currently anticipated, as more fully described herein, that Conduit would be combined with Murphy Canyon Acquisition Corp., a publicly-listed Special Purpose Acquisition Corporation ("Murphy Canyon" or "SPAC").

Neither the Company nor any partner, employee or agent has any authority to make or give any representations or warranty whatsoever, and no responsibility or liability is accepted by any of them, in relation to the shares, business or prospects of the Company, or with respect to the adequacy, accuracy, completeness or reasonableness of the facts, opinions, estimates, forecasts, projections or other information set out in this Investor Presentation or any further information, written or oral or other, supplied in connection with it.

Nothing contained within this Investor Presentation is or should be relied upon as a promise or representation as to the future. The pro-forma and estimated financial information contained herein was prepared expressly for use herein and is based on certain assumptions and the analysis of information available at the time this Investor Presentation was prepared. There is no representation, warranty or other assurance that any of the projections will be realized.

DISCLAIMER (Cont'd)

Conduit Pharma

This Investor Presentation is for information purpose and does not constitute an offer to sell, a solicitation of any offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Conduit, Murphy Canyon or any of their affiliates. The Investor Presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination, as contemplated by the definitive business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the "Business Combination Agreement"), entered into by Murphy Canyon and Conduit. It is not intended to form the basis of any investment decision or any other decision in respect of the business combination. The information contained herein does not purport to be all-inclusive. The financial information and data contained in this Investor Presentation has not been audited in accordance with Public Company Accounting Oversight Board standards and such information and data may not be included in ,or may be adjusted in, or may be presented differently in any proxy statement, prospectus or other report or document to be filed or furnished with the Securities and Exchange Commission (the "SEC") by Murphy Canyon or Conduit. Any data on past performance or modeling contained herein is not an indication as to the future performance. Neither Murphy Canyon nor Conduit assume any obligation to update any information in this Investor Presentation, except as required by law.

Industry and Market Data

In this Investor Presentation, Murphy Canyon and Conduit may rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reasonable. Murphy Canyon and Conduit have not independently verified the accuracy or completeness of any such third-party information. No representation is made as to the reasonableness of the assumptions made within the accuracy or completeness of any such third-party information. Recipients are cautioned not to place undue weight on such information.

Use of Projections

This Investor Presentation contains projected financial information with respect to Conduit. Conduit's independent auditors have not studied, reviewed, complied or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, no independent auditor has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained the projected financial information. Projections are inherently uncertain due to a number of factors outside of Conduit's and Murphy Canyon's control. While all financial projections, estimates and targets are necessarily speculative, Conduit and Murphy Canyon believe that the preparation of projected financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the projected results are indicative of future performance or that the actual results will not differ materially from those presented in the projected financial information. Inclusion of the projected financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the projected financial information will be achieved.

DISCLAIMER (Cont'd)

Conduit Pharma

Additional Information

In connection with the business combination, Murphy Canyon intends to file with SEC a Registration Statement on Form S-4 (the "Registration Statement"), which will include a preliminary prospectus and preliminary proxy statement. Murphy Canyon will mail a definitive proxy statement/ final prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Murphy Canyon will send to its stockholders in connection with the business combination. Investors and security holders of Murphy Canyon are advised to read, when available, the proxy statement/prospectus in connection with Murphy Canyon's solicitation of proxies for its special meeting of stockholders to be held to approve the business combination (and related matters) because the proxy statement/prospectus will contain important information about the business combination and the parties to the business combination. The definitive proxy statement/final prospectus will be mailed to the stockholders of Murphy Canyon as of a record date to be established for voting on the business combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC's website at www.sec.gov or by direction a request to: 4995 Murphy Canyon Road, Suite 300, San Diego, CA 92123.

Participants in the Solicitation

Murphy Canyon, Conduit and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Murphy Canyon's stockholders in connection with the business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the business combination of Murphy Canyon's directors and officers in Murphy Canyon's filings with the SEC, including the Registration Statement to be filed with the SEC by Murphy Canyon, which will include the proxy statement of Murphy Canyon for the business combination, and such information and names of Conduit's executive officers will also be in the Registration Statement to be filed with the SEC by Murphy Canyon, which will include the proxy statement of Murphy Canyon for the business combination.

No Offer or Solicitation

This presentation is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the business combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

DISCLAIMER (Cont'd)

Conduit Pharma

Cautionary Statement Regarding Forward Looking Statements

This presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Murphy Canyon and Conduit. All statements other than statements of historical facts contained in this presentation, including statements regarding Murphy Canyon or Conduit's future results of operations and financial position, the amount of cash expected to be available to Conduit after the closing and giving effect to any redemptions by Murphy Canyon's stockholders, Conduit's business strategy, prospective products, products approvals, research and development costs, timing an likelihood of success, plans and objectives of management for future operations, future results of current and anticipated products, and expected use of proceeds, are forward-looking statements. These forward-looking statements generally are identified by the words 'believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," 'would," "will be," "will continue," "will likely result," and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks related to the proposed transaction: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Murphy Canyon's securities; the failure to satisfy the conditions to closing the transaction, including the approval by the stockholders of Murphy Canyon or Conduit and the receipt of certain governmental and regulatory approvals; the risk that some or all of Murphy Canyon's stockholders may redeem their shares at the closing of the transaction; the effect of the announcement or pendency of the transaction on Conduit's business relationships and business generally; the outcome of any legal proceedings that may be instituted related to the transaction; the ability to realize the anticipated benefits of the transaction; Conduit may use its capital resources sooner than it expects; and the risks associated with Conduit's business. Moreover, Conduit operates in a very competitive and rapidly changing environment. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some which are beyond Murphy Canyon's and Conduit's control, you should not rely on these forward-looking statements as predictions of future events. Forward looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law. Murphy Canyon and Conduit assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Murphy Canyon nor Conduit gives any assurance that that either Murphy Canyon or Conduit or the combined company will achieve its expectations.

TABLE OF CONTENTS

INTRODUCTION

TRANSACTION SUMMARY

Transaction Structure

- Conduit Pharmaceuticals Limited (“Conduit”) to combine with Murphy Canyon Acquisition Corp. (“Murphy”), a publicly-listed Special Purpose Acquisition Corporation (“SPAC”), with approximately $136.04 MM cash currently held in trust[1]

Valuation

- Transaction implies a pro forma enterprise value of ~$700.49 MM and pro forma equity value of ~$849.85 MM[3,4]

Capital Structure

- The Transaction is expected to result in ~$149.36 MM of cash proceeds to fund growth and expansion[3,4]
- Existing Conduit shareholders to retain 100% of their equity and will own 76.48% of the pro forma company at closing[3]
- Dr. David Tapolczay, Co-Founder and CEO will hold 2.3% of the voting power in the pro forma company at closing[3]



NOTE:
1. As of October 31, 2022
2. Timing dependent upon the SEC review process and the satisfaction of other closing conditions.
3. Assumes no redemptions by Murphy stockholders.
4. Based on $135.10 MM cash from Murphy’s trust account and a $27 MM PIPE (2.7 MM shares at $10.00 per share).

TRANSACTION SUMMARY

Conduit Pharma

Illustrative

US$MM, unless otherwise noted

Sources (2)	
Conduit Equity(3)	$650.00
SPAC Cash in Trust (4)	136.04
PIPE Cash (5)	27.00
Total Sources	**$813.04**

Uses (2)	
Conduit Equity	$650.00
Cash to Balance Sheet	149.36
Transaction Expenses (6)	13.68
Total Uses	**$813.04**

Pro Forma Valuation	
Share Price ($ / sh.)	$10.00
Pro Forma Shares Outstanding (2)(3)	84.99
Implied Equity Value	**$849.85**
(+) Debt (4)	0.00
(-) Pro Forma Cash (7)	(149.36)
Enterprise Value	**$700.49**

Pro Forma Ownership (2)



- **76.48% Conduit Shareholders**
- **15.56% Murphy Shareholders**
- **4.78% Murphy Sponsor**
- **3.18% PIPE Investors**

NOTE:
1. Assumes no redemptions by the public shareholders of Murphy
2. Does not include impact of out-of-the-money warrants
3. Reflects the conversion of Conduit's outstanding convertible notes and/or preferred stock, which will convert into common stock of the combined company
4. As of October 31, 2022
5. PIPE shares issued at $10.00 per share
6. Estimate of Conduit and Murphy's aggregate investment banking, deferred underwriting, legal, SEC and stock exchange, printing and consulting fees and expenses
7. Inclusive of Conduit's cash balance as of October 31, 2022 (Source: Management Accounts)

SUMMARY

Conduit Pharma

Formed in 2019, Conduit is a private company led by a group of highly experienced Pharma and Financial executives, established to fund the development of clinical assets licensed from large pharmaceutical companies, through its exclusive relationships

- Conduit takes deprioritized assets from big Pharma and funds the asset through Phase IIb, intending to create a significant value increase
- Following successful clinical trials, Conduit expects to license these assets to big Pharma, typically for milestone payments and retain a royalty income stream for the life of the asset patent, typically varying from 8-15% of global annual sales
- Conduit will use its royalty income stream to develop its portfolio of programs, balancing forward income stream sales and/or debt and equity
- Conduit completed the successful ARCADIA Phase II Clinical Trial to assess the safety and efficacy of AZD1656 in 150 patients with either type 1 or Type 2 diabetes who have been hospitalized with COVID-19. License deal conversations are on-going.



Dr. Freda Lewis-Hall, Chair of the Board of Directors

During her 35-year career in medicine, Dr. Freda Lewis-Hall served as Pfizer, Inc.'s Chief Medical Officer and Executive Vice President until the end of 2018 and as Chief Patient Officer and Executive Vice President during 2019. Before joining Pfizer, Freda held senior leadership positions in medical affairs and product development with Vertex, Bristol-Myers Squibb, Pharmacia and Eli Lilly and Company.

Dr. Lewis-Hall has been on the frontlines of healthcare as a clinician, a researcher, and a leader in the biopharmaceuticals and life sciences industries. The common thread throughout has been her passion to advocate for health equity and improved outcomes for all patients. Dr. Lewis-Hall appears regularly on health-related television programs in major global markets, including CBS-syndicated shows such as The Doctors and Dr. Phil. She also shares health and medical information through GetHealthyStayHealthy.com.

Prior to joining the biopharmaceutical industry, she served as vice chairperson and associate professor in the Department of Psychiatry at Howard University College of Medicine and was an advisor to the National Institute of Mental Health. Dr. Lewis-Hall served on the board of directors of SpringWorks Therapeutics, a biopharmaceutical company which licensed four compounds initially from Pfizer which currently has a Market Capitalization of $1.5Bn (November 2022), in collaboration with UK-charity LifeArc.

Pfizer · SpringWorks Therapeutics · Vertex · Bristol Myers Squibb · Pharmacia

DR. DAVID TAPOLCZAY, CHIEF EXECUTIVE OFFICER

Conduit Pharma



Dr. David Tapolczay, Chief Executive Officer

Prior to joining the charity St. George Street Capital as Chief Executive Officer and a trustee, Dr. David Tapolczay held senior leadership positions at Senior Vice President or CEO level in international R&D healthcare companies and charities with responsibility for the strategic leadership of these organizations. David's past roles include joint worldwide head of chemistry for Zeneca agrochemicals, Vice President of Glaxo Smith Kline Pharmaceuticals and Senior Vice President of Millennium Pharmaceuticals which, at the time, was the third largest Biotech company in the world. At St. George Street Capital he successfully led a £7m funding round to fund a COVID-19 clinical trial program on an asset that was licensed out from Astra Zeneca Pharmaceuticals.

Immediately prior to joining St. George Street Capital, David was for 10 years the CEO of Medical Research Council Technology and led that organization through a renaming and rebranding exercise to create the strategy and vision for the charity now known as LifeArc. During his time at MRCT/LifeArc he served on the Executive management committee of the Medical Research Council reporting to both Sir Leszek Borysiewicz and Sir John Savill and represented the UK research Councils in meetings with European heads of research councils on International patent strategies and commercialization of research. David built an extensive network of connections in the technology transfer and commercialization sector of UK University technology transfer offices and represented the healthcare sector of the UK at International Conferences in Europe and the Far East and trade missions to Japan and China. During these missions he met with the ministers of health for both countries and even the current and previous presidents of China.

Whilst at LifeArc, David worked closely with Dr Freda Lewis-Hall to create the highly innovative and hugely successful company Springworks which currently has a Market Capitalization of $1.5Bn (November 2022). David left LifeArc having steered the charity to Endowment status funding with a cash balance of $1.4Bn.

OUR WIDER TEAM

Conduit Pharma

Experienced industry professionals responsible for delivering completed clinical trials

Jamie Chorlton, *Head of Clinical Development*

Jamie has run >100 clinical trials in industry and within CROs, with 4 therapies progressing to MA. He was recently CEO of a successful CRO (Altair). He also manages our network of development consultants.

Dr. Zoe Hollowood, *Head of Strategy and Operations*

Zoe has over 15 years' experience, working in drug development within pharma and as a life sciences consultant. She developed R&D strategies for several large pharma and medical charities at PA consulting, in addition to working in new product innovation.

Our go-to expert consultants in key strategic and drug development areas

Dr. Ellin Haf Davies, *Regulatory*

Elin has over 20 years experience of drug development including 6 years working at the EMA..

Dr. Donna McVey, *Medical*

Donna has more than 25 years of industry experience from pre- clinical and pharmaceutical development to marketing. She was previously CDO for Norgine.

Dr. Dawn Adkin, *CMC*

Dawn has 24 years experience in CMC including 15 years working for AZ and more recently as an independent consultant to pharma and biotech.

Key academic advisors and clinicians who advise and open doors

Prof. John Martin, *Trustee*

John has an incredible ability to open any door to Key Opinion Leaders as a world-renowned scientist. John is a founder of St. George Street, believing passionately in the need to get medicines from pharma's shelf to the patient using novel insight. Prof. at UCL and Yale.

Prof. Pete Coffey, *Trustee*

Pete is a world expert within ophthalmology offering profound clinical insight. Pete is able to bring new ideas for repurposing into ophthalmic indications in addition to pragmatism regarding target selection.

Prof. Raymond Macallister, Trustee

Raymond was faculty director at UCL and is now a clinician within the NHS.

Raymond has authored over 100 papers. He is now a consultant physician at Dorset County Hospital

MURPHY CANYON LEADERSHIP TEAM



Jack K. Heilbron, Chief Executive Officer & President

- CEO and President of Presidio Property Trust Inc. (NASDAQ: SQFT)
  - Former CEO and/or President:
  - NetREIT Advisors, LLC
  - Dubose Advisors, LLC
  - NTR Property Mgt, Inc.
- Chairman and CEO of Centurion Counsel, Inc.



Francis Knuettel II, Director

- Former Restructuring Advisory Consultant at Viridian Capital Advisors
- CFO of One Cannabis Group
- Board member of 180 Life Sciences, Sanatio BioScience Corp.



Adam Sragovicz, Chief Financial Officer & Director

- CFO of Presidio Property Trust Inc. (NASDAQ: SQFT)
- Former Treasurer of Encore Capital Group



Chele Chiavacci Farley, Director

- Partner and MD of Mistral Capital International
- Board and Management Committee member of Palmilla San Jose
- Former VP of Tricap International
- 2020 U.S. House of Representatives nominee



Richard Feinberg, Director

- International Political Economy at the University of California, San Diego
- Former special assistant to the President for national security affairs
- Former senior director for the Office of Inter-American Affairs, National Security Council, and the White House

STRATEGIC STRUCTURE

Conduit Pharma

AstraZeneca

Conduit intends to offer economic returns* to investors from the successful completion of clinical trials, through its comprehensive clinical expertise.

ST GEORGE ST

AstraZeneca licences assets to St. George Street and retains first rights to license the drug post-Phase II.

Conduit has exclusive agreements with St. George Street, a UK charity which licenses clinical assets from big pharma.

*NOTE: There can be no assurance that any economic returns will be realized. Any investment involves a risk of loss, including a loss of your investment

CONDUIT PHARMA & ST. GEORGE STREET (CHARITY)


Conduit Pharma

Conduit Pharma ✖ **ST GEORGE ST**

- Conduit has an exclusive relationship and partnership with St. George Street Capital, whereby Conduit funds the development of clinical assets acquired (initially) from AstraZeneca
- Conduit intends to offer economic returns to investors from successful clinical trials, through its exclusive relationship
- Conduit conducts clinical trials in partnership with St George Street through its comprehensive clinical expertise
- Conduit investors will have direct exposure to Conduit and no direct financial exposure to St. George Street

Conduit leverages investment and takes assets through Phase IIb in a lean, efficient manner to preserve value. Conduit anticipates that a successful Phase IIb would exponentially increase asset value for Conduit and Investors.

NOTE:: There can be no assurance that any economic returns will be realized. Any investment involves a risk of loss, including a loss of your investment

LARGE PHARMA - ASTRAZENECA

Conduit Pharma ✖ AstraZeneca

- AstraZeneca licenses assets to St. George Street (Charity) who has an exclusive funding relationship with Conduit
- AstraZeneca receives:
  - Positive CSR and off-balance sheet financing for assets with potential for later upside return post-Phase II Clinical Trial
- AstraZeneca drug provides drug material for trials and expertise throughout the project
- AstraZeneca retains right to economic benefit, in the event that they do not license the drug post-Phase II

St. George Street's charitable status additionally allows it to have a non-competitive relationship with pharma and third sector medical charities, leading to strategic not transactional relationships. This offers many advantages including: free support through continued access to scientists and other drug development experts in-house, plus access to further assets. This allows Conduit to scale the model and provide an ongoing pipeline of deal flow to investors through its extensive asset pipeline.


AstraZeneca

ASSET PIPELINE



OVERVIEW

Current AZ Agreement: Secured Two Assets Licensed in Six Indications

1. AZD5904 in Idiopathic Male Infertility
2. AZD1656 in Renal Transplant
3. AZD1656 in COVID-19
4. AZD1656 in Uveitis
5. AZD1656 in Premature Labor
6. AZD1656 in Hashimoto's Thyroiditis

Further Indications on Existing Assets

7. Pulmonary Arterial Hypertension
8. Liver Transplant Rejection
9. Islet Transplant Rejection
10. Psoriasis
11. Crohn's Disease
12. Glioma
13. Lupus
14. Sarcoidosis

Further Assets Under Review From Major Pharma

15. Sickle Cell Disease
16. Diabetic Wound Healing
17. Pulmonary Sarcoidosis
18. Acute Lung Injury
19. Diabetic Macular Edema

Further AstraZeneca Assets in Discussion

- (9 Assets in Pipeline)

AZD1656 in COVID-19

The Problem

- Urgent medical need with COVID-19 pandemic with limited treatment available
- Second stage of disease is mainly caused by hyperinflammation and AZD1656 employs a novel mechanism to reduce inflammation of many immune pathways

ARCADIA Clinical Trial

- The ARCADIA clinical trial was a randomised, placebo-controlled clinical trial to assess the safety and efficacy of AZD1656 in patients with either Type 1 or Type 2 diabetes and admitted to hospital with COVID-19. Patients received either AZD1656 or placebo daily for up to 21 days in addition to standard care and antidiabetic medications. Although the trial did not meet its primary endpoint, the results suggest a beneficial therapeutic effect of AZD1656 in patients with COVID-19, achieved via an immunological mode of action. There were no deaths occurring in those receiving AZD1656 in the first week of treatment, whereas six deaths occurred in the placebo group. All-cause mortality rates within 28 days of admission favoured the AZD1656 patients, with only four deaths occurring, versus nine deaths in the placebo group
- Conduit raised £10.3m through an SPV with Excalibur Medicines Limited including a £3m grant from UK Research & Innovation (UKRI)
- Conduit is actively engaged in commercial discussions with global pharma companies, with the objective of outright sale, partnership or license deals for St. George Street. Conduit retains 17% economic interest in the value generated through AZD1656 in COVID-19
- Conduit completed 2 partial asset sales to Vela Technologies PLC, a UK-listed Investment Company and Cizzle Biotechnology Holdings PLC

£10.3m

RAISED

Successful fundraise of £10.3m for the Phase-II 150 patient clinical trial in COVID-19

AZD1656 IN UVEITIS


Uveitis

Uveitis

Uveitis is an autoimmune disease of the eye that refers to a number of intraocular inflammatory conditions. Uveitis can occur either as a co-manifestation of various autoimmune disorders and infections or as a side effect of medications or it can arise as a purely idiopathic ocular inflammation. It is a Th-1 mediated autoimmune disease.

Uveitis is a leading cause of blindness that affects younger working-age adults: In the US uveitis causes approximately 30 000 new cases of blindness per year and it is the third leading cause of blindness worldwide. Unlike other leading causes of blindness, uveitis is particularly prevalent in younger working-age people. Uveitis has a prevalence of around 40-100 per 100,000 persons, and can be subdivided into specific conditions, so qualifies as a rare disease.

The mainstay for uveitis treatment is steroids but these are not suitable for chronic use: Management of uveitis is challenging due to the varied pathophysiology underlying the condition. Steroids have been a mainstay of treatment, but have numerous side effects including weight gain, diabetes, increased risk of cancer and dyslipidaemia making them unsuitable for the long-term treatment of uveitis. Recently immunosuppressives have been introduced to treat uveitis, but these also carry side effects and biologics which are expensive. Uveitis can also become unresponsive to these treatments, and patients are still going blind, showing the need to improve therapies for patients. Even after the uveitis is apparently in remission, epithelial dysfunction and inflammatory cytokines for instance can limit resolution of inflammation and recovery of vision.

A uveitis treatment would be an orphan drug: a treatment for non-infectious uveitis would be eligible for orphan drug status (e.g. see HUMIRA) which gives market exclusivity of 10 years EU (7 years US) and can improve the development path with increased advice and reduced fees.

Management of uveitis is challenging; current treatments often carry significant side effects and even when patients are in remission vision may not recover. AZD1656 would represent a novel approach to treating uveitis with a broad mechanism of applicability.

AZD5904 IN IDIOPATHIC MALE INFERTILITY

Conduit Pharma

The Problem



Growing condition: 48.5m (15%) couples globally are infertile.

Significant unmet need in IMI

There is currently no approved pharmacotherapy and nothing in Phase II/III development.

Both male patients and their partners want pharmacotherapies for IMI rather than costly, invasive IVF which is the only solution currently offered.

The Opportunity

- AZD5904 is Phase II ready with no noted safety concerns; clinically it has shown initial positive results across all semen parameters in ex-vivo laboratory studies using sperm from infertile men.
- Two trials are in planning: a Phase I PK/PD trial followed by a Phase II Proof of Concept Trial in IMI. Clinical trial material (Drug Product plus matching Placebo) has already been manufactured.


$148m
NPV

Estimated total NPV for Conduit & SGS Phase II exit – assumes $700 MM peak sales

IDIOPATHIC MALE INFERTILITY (IMI)

Conduit Pharma

- The total cost of the IMI program is estimated at ~$18 MM
- There is no incumbent competition in IMI and nothing in late-stage development. This condition has attracted a large amount of public interest in recent months. If the trial is successful, the drug should be the first drug to market in a multibillion-dollar indication. Gonal-f (EMD Serono) for female fertility posted sales figures of $780 MM in 2017, by comparison the NPV for the IMI asset has been calculated based on an estimated $700 MM peak sales
- $148 MM NPV for a Phase II exit (assuming $700 MM peak sales)

$18 MM

Total cost of IMI programme

$780 MM

Female Fertility sales figures in 2017*

$700 MM

Estimated peak sales of IMI asset**

$178 MM

NPV for a Phase II exit assuming $700 MM peak sales

* https://www.emdgroup.com/investors/reports-and-financials/earnings-materials/2017-q4/us/2017-Q4-Report-US.pdf

**Possible return based on Management Assumptions and subject to Clinical Data. There can be no assurance that any of these returns will be realized.

PIPELINE VALUATION

Conduit Pharma

Indication	Investment in Phase II[1]	NPV Ph II return[2]
Idiopathic Male Infertility	$18 MM	$466.4 MM
Hashimoto's Thyroiditis	$12 MM	$56.3 MM
Renal Transplant	$14.4 MM	$87.8 MM
COVID-19[3]	-	$153.3 MM
Uveitis	$16.8 MM	$386.1 MM
Psoriasis	$12 MM	$69.2 MM
Crohn's Disease	$12 MM	$50.1 MM
Diabetic Wound Healing	$12 MM	$23.2 MM
Lupus	$12 MM	$56.3 MM
Sarcoidosis	$12 MM	$58.6 MM
Glioma	$3 MM	$49 MM
Pre-Term Labor	$12 MM	$96.6 MM

NOTES:
1. Investment required for Phase II Clinical Study is not less than $136.2 MM subject to
2. Possible Phase II return based on Management Assumptions and subject to Clinical Data. There can be no assurance that any of these returns will be realized.
3. Successful Phase II Clinical Study – License Deal Conversations Ongoing



CASE STUDY

SPRINGWORKS THERAPEUTICS

SpringWorks THERAPEUTICS

- SpringWorks Therapeutics is a clinical-stage targeted oncology company applying a precision medicine approach to acquiring, developing and commercializing life-changing medicines for underserved patient populations
- SpringWorks was founded in collaboration with Pfizer's Chief Medical Officer, Freda Lewis-Hall (proposed Chair of Conduit) and UK charity LifeArc's Chief Executive, David Tapolczay (Conduit Chief Executive Officer).
- SpringWorks licensed four compounds initially from Pfizer, in collaboration with UK-charity LifeArc with initial funding of approximately $13m and an additional $90m from Bain Capital and OrbiMed.
- IPO on NASDAQ: SWTX in September 2019 raising $186.3m with current market capitalization of $1.5Bn (November 2022)

AstraZeneca has agreed to license five initial compounds at no up-front cost in multiple indications with further assets to follow


Pfizer



APPENDIX

ARCADIA PHASE II CLINICAL TRIAL RESULTS

- St. George Street Capital, a UK-based biomedical charity, is pleased to announce the completion of the Clinical Study Report from the ARCADIA Phase II clinical trial which was conducted to assess a therapy that could treat diabetic patients suffering from COVID-19. ARCADIA was a randomized, double-blind, placebo-controlled Phase II clinical trial involving 153 patients
- St. George Street Capital is now undertaking commercial discussions with potential licensees and partners, and examining options for the next stage of the development and approval process. Further analysis to determine the precise nature of the biological effects of AZD1656 that explain the observed clinical outcomes will also be conducted
- The finalization of the clinical study report formally marks the end of the ARCADIA trial. The trial data has shown the following:
- Efficacy: A strong trend towards reduced mortality in patients receiving AZD1656. The strong trend to improved mortality for patients on AZD1656 was observed on top of patients receiving other medication, including dexamethasone, as part of standard of care
- Safety and tolerability: AZD1656 was shown to be well-tolerated in this patient population with no serious adverse reactions (SARs) occurring. Overall, no safety concerns were identified regarding the use of AZD1656 in this patient population
- Diabetes, whether type 1 or 2, has been the leading single cause of co-morbidity during the pandemic and one in three of all deaths with COVID-19 in hospital in England have been associated with diabetes
- Click here to view the publication in Lancet eClinicalMedicine of the successful ARCADIA Phase II Clinical Trial


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